SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 2, 2005 (March 1, 2005)

Mission Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-09498	76-0437769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Lamar

Suite 1455

Houston, Texas 77010-3039

(Address and Zip Code of Principal Executive Offices)

(713) 495-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events and Required Regulation FD Disclosure.

On March 1, 2005, Mission Resources entered into additional oil and gas collars as follows:

		Floor	Ceiling
OIL (BBL/D)

Second Qtr 2005	500	48.70	55.10
Third Qtr 2005	500	47.80	54.40
Fourth Qtr 2005	500	46.65	53.30

Avg. for 2005		47.72	54.27

First Qtr 2006	500	45.48	52.50
Second Qtr 2006	500	44.40	51.20
Third Qtr 2006	500	43.40	50.35
Fourth Qtr 2006	500	42.65	49.25

Avg. for 2006		43.98	50.83

GAS (MMBTU/D)

Second Qtr 2005	2,500	5.50	8.12
Third Qtr 2005	2,500	5.50	8.55
Fourth Qtr 2005	2,500	5.76	9.15

Avg. for 2005		5.59	8.61

First Qtr 2006	3,000	6.26	10.05
Second Qtr 2006	3,000	5.50	7.68
Third Qtr 2006	3,000	5.50	7.60
Fourth Qtr 2006	3,000	5.50	9.18

Avg. for 2006		5.69	8.63

A complete list of hedging information may be found on the Company’s website at www.mrcorp.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION RESOURCES CORPORATION

Date: March 2, 2005	By:	/s/ Ann Kaesermann
	Name:	Ann Kaeserman
	Title:	Vice President – Accounting & Investor Relations, CAO